EXHIBIT 32.2
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                    Certification pursuant to 18 U.S.C. 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002
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In connection with the accompanying Form 10-K of ZAP for the year ended December
31, 2008, William Hartman, Chief Financial Officer of ZAP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) such Form 10K of ZAP for the year ended December 31, 2008, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

     (2) the information contained in such Form 10-K of ZAP for the year ended December 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of ZAP .








Date: March 27, 2009                        By: /s/ William Hartman
                                                ----------------------------
                                                William Hartman
                                                Chief Financial Officer